Exhibit 10.5

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("Agreement"), dated as of May 12, 2015, is executed and delivered by RiceBran Technologies ("Pledgor") in favor of the Agent (as defined below).RECITALS:

WHEREAS, Pledgor is the holder of record of the Equity Interests described in Exhibit A hereto (the "Pledged Securities") issued by Nutra SA, LLC, a Delaware limited liability company, in which Pledgor owns a majority interest, and those wholly owned subsidiaries of Pledgor, all as further described in Exhibit A (each, an "Issuer" and collectively, the "Issuers");

WHEREAS, Pledgor and Full Circle Capital Corporation, a Maryland corporation (herein referred to as "Agent"), are parties to a Loan, Guaranty and Security Agreement dated of even date herewith (as may be amended, modified, restated, supplemented, extended or renewed from time to time, the "Loan Agreement") wherein Agent has agreed, subject to the terms and conditions specified therein and in the Loan Documents, on behalf of the Lender thereto, to extend in favor of Pledgor a senior secured credit facility; and

WHEREAS, Pledgor holds the Equity Interests of the Issuers described in Exhibit A hereto and will benefit directly from the loans made to Pledgor under the Loan Agreement; and

WHEREAS, as additional security for all of the Obligations, the Agent requires that the Pledgor execute and deliver this Agreement and grant the security interests contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lender to enter into the Loan Agreement and make the loans under the Loan Agreement, it is agreed as follows:

1.               Definitions.  Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

 "Agreement" shall mean this Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

"Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

"Equity Interests" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

"Event of Default" shall mean any of the following events:

(a)            there shall occur any "Default" under the Loan Agreement, as such term is defined therein;

(b)            any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any Lien or distress, which, in each case, shall continue undischarged or unstayed for sixty (60) days;

(c)            breach of any covenant or failure to perform any agreement or obligation set forth in this Agreement not cured within 15 days following the date of written notice of such breach; or

(d)            Pledgor makes any representations or warranties in this Agreement or in any certificate or statement furnished at any time hereunder or thereunder or in connection herewith or therewith which proves to have been untrue or misleading in any material respect when made or furnished and which continues to be untrue or misleading in any material respect.

"Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

"Pledge Amendment" has the meaning assigned to such term in Section 6.4 hereof.

"Pledged Collateral" shall have the meaning assigned to such term in Section 2 hereof.

"Pledged Securities" shall have the meaning assigned to such term in the Recitals hereof.

"Pledgor" shall have the meaning assigned to such term in the Preamble hereof.

"Securities Laws" shall have the meaning assigned to such term in Section 8.4 hereof.

2.              Pledge.  Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Agent, on behalf of the Lender, a security interest in all of the following (collectively, the "Pledged Collateral"):

2.1            All of the issued and outstanding Equity Interests of the Issuers owned by Pledgor including, without limitation, (i) the Pledged Securities and the certificates representing such Pledged Securities, and (ii) upon and during the continuation of an Event of Default, all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; and

2.2            Any additional Equity Interests of the Issuers or other options or rights with respect to any such Equity Interests from time to time acquired by Pledgor in any manner (which Equity Interests shall be deemed to be part of the Pledged Securities).

3.               Security for Obligations.  This Agreement secures, and the Pledged Collateral is security for, the payment and performance of all of the Obligations.

4.              Delivery of Pledged Collateral.  All certificates representing or evidencing the Pledged Securities (if any) shall be delivered to and held by the Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.  The Agent shall have the right, in its reasonable discretion and without notice to the Pledgor at any time upon the occurrence and continuance of an Event of Default, to transfer to or to register in the name of the Agent, or any of its nominees, subject to the terms of this Agreement, any or all of the Pledged Securities.  In addition, the Agent shall have the right at any time following and during the continuance of an undisputed Event of Default to exchange certificates or instruments representing or evidencing Pledged Securities (if any) for certificates or instruments of smaller or larger denominations.

5.               Representations and Warranties.  Pledgor represents and warrants to the Agent that:

5.1            Pledgor is, and at the time of delivery of the Pledged Securities to the Agent pursuant to Section 4 hereof will be, the only holder of record of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien created by this Agreement, any Lien that is a Permitted Liens under the Loan Agreement, and any liens consented to in writing by Agent (the "Permitted Liens").

5.2            As of the date hereof, the Pledged Securities included in the Pledged Collateral constitute the percentage of the issued and outstanding Equity Interests of the Issuers as is set forth on Exhibit A attached hereto.  All of the Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable.

5.3            Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Agent as provided herein.

5.4            None of the Pledged Securities of Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.  Pledgor's execution and delivery of this Agreement and the pledge of the Pledged Collateral hereunder does not, directly or indirectly, violate or result in a violation of any such laws.

5.5            None of the Pledged Securities of Pledgor included in the Pledged Collateral is, as of the date of this Agreement, Margin Stock (as such term is defined in 12 C.F.R. Section 207), and Pledgor shall, promptly after learning thereof, notify the Agent of any Pledged Collateral which is or becomes Margin Stock and execute and deliver in favor of the Agent any and all instruments, documents and agreements (including, but not limited to Form U‑1) necessary to cause the pledge of such Margin Stock to comply with all applicable laws, rules and regulations.

5.6            No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by Pledgor either (a) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (b) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral of Pledgor pursuant to this Agreement, except (i) for the filing of Uniform Commercial Code ("UCC") financing statements and other actions, notices or filings as may be necessary to perfect the security interests granted hereby and (ii) as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

5.7            The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid Lien on and, subject to Pledgee's compliance with applicable law, a perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Obligations.

5.8            This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.               Covenants.  Pledgor covenants and agrees that until the payment in full of the Obligations and the termination of the Lender's commitment to advance funds under the Loan Agreement:

6.1            Except as provided herein or as permitted under the Loan Agreement, without the prior written consent of the Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other unpaid distributions or payments with respect thereto or grant a Lien therein.

6.2            Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Agent from time to time may reasonably request in order to ensure to the Agent, on behalf of the Lender, the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary or desirable UCC financing statements, which may be filed by the Agent with or without the signature of Pledgor, and will cooperate with the Agent, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or, if any Event of Default shall exist, any sale or transfer of the Pledged Collateral.

6.3            Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent thereon against the claim of any Person (other than Permitted Liens) and will maintain and preserve such Liens.

6.4            Pledgor will, upon obtaining any additional Equity Interests of the Issuers which are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a "Pledge Amendment"), to confirm the pledge of such additional Pledged Securities pursuant to this Agreement; provided, however, that the failure of Pledgor to execute and deliver any such Pledge Amendment shall not prevent such additional Pledged Securities from being subject to the Lien created by this Agreement.  Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Equity Interests on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Securities hereunder and shall be included in the Pledged Collateral.

6.5            Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral owned by it before the same become delinquent or become Liens upon any of the Pledged Collateral except where such taxes, assessments and charges may be contested in good faith by appropriate proceedings and appropriate reserves have been established on Pledgor's books in accordance with GAAP.

6.6            Pledgor will not create, grant or suffer to exist any Lien on any of the Pledged Collateral except those in favor of the Agent and Permitted Liens.

7.               Distributions; Etc.

7.1            Right of Pledgor to Receive Distributions.  For so long as no Event of Default exists and is continuing, Pledgor shall have the right to receive cash distributions declared and paid with respect to the Pledged Collateral, to the extent such distributions are permitted by the Loan Agreement.  Any and all Equity Interests or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of each Issuer or received in exchange for the Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by Pledgor, shall be received in trust for benefit of the Agent on behalf of the Lender, be segregated from the other property and funds of Pledgor, and shall forthwith be delivered to the Agent to be held subject to the terms of this Agreement.

7.2            Holding Pledged Collateral; Exchanges.  The Agent may hold any of the Pledged Collateral, endorsed or assigned in blank, and during the continuance of an Event of Default, may deliver any of the Pledged Collateral to the Issuer thereof for the purpose of making denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Agreement as the Agent may deem necessary.  The Agent shall have the right, if necessary to perfect its security interest on behalf of the Lender, to transfer to or register in the name of the Agent or any of its nominees, any or all of the Pledged Collateral; provided that notwithstanding the foregoing, until any transfer of beneficial ownership with respect to the Pledged Collateral pursuant to any exercise of remedies under Section 8 hereof, Pledgor shall continue to be the direct or indirect owner of the Pledged Collateral.  In addition, the Agent shall have the right at any time during an Event of Default to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

7.3            Termination of Pledgor's Right to Receive Distributions.  Upon the occurrence and continuance of any Event of Default, all rights of Pledgor to receive any cash distributions pursuant to Section 7.1 hereof shall cease, and all such rights shall thereupon become vested in the Agent, and the Agent shall have the sole and exclusive right to receive and retain the distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7.1 hereof.  In such event, Pledgor shall pay over to the Agent any distributions received by it with respect to the Pledged Collateral and any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 7.3 shall be retained by the Agent as Pledged Collateral hereunder and/or shall be applied to the repayment of the Obligations in accordance with the provisions of the Loan Agreement.

8.               Remedies.  Upon the occurrence and continuance of any Event of Default, the Agent shall have the following rights and remedies:

8.1            Secured Creditor.  All of the rights and remedies of a secured party under the UCC of the State where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

8.2            Right of Sale.  During the continuance of an Event of Default, the Agent may, without demand and without advertisement, notice or legal process of any kind (except as is required in Section 8.3 below and as may be required by law), all of which Pledgor waives (except with respect to notice required in Section 8.3 below), at any time or times (a) apply any cash distributions received by the Agent pursuant to Section 7.3 hereof to the Obligations and (b) if following such application there remains outstanding any Obligations, sell the remaining Pledged Collateral, or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate, subject to Agent's duties owed to Pledgor.  The Agent shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted.  The proceeds realized from the sale of any Pledged Collateral shall be applied as set forth in the Loan Agreement.

8.3            Notice; Right of Pledgor to Participate in Sale.  In addition thereto, Pledgor further agrees that in the event that notice is necessary under applicable law, written notice mailed in the manner specified in Section 16 hereof twenty (20) days prior to the date of the proposed sale or disposition of the Pledged Collateral subject to the security interest created herein at any such public sale or sale at any broker's board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Pledged Collateral will be made, shall constitute commercially reasonable and fair notice.  Notwithstanding any other provision of this Agreement, in the event of the exercise of any remedies by Agent under this Agreement, Pledgor shall be entitled to twenty (20) days written notice prior to any sale or other disposition of any of the Pledged Collateral and Pledgor shall be entitled to participate in such sale or other disposition and to bid on the purchase of any or all of the Pledged Collateral in any such sale or other disposition.

8.4            Securities Act, etc.  If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as now or hereafter in effect, or any similar statute now or hereafter in effect in any jurisdiction (collectively, the "Securities Laws"), the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, the Agent, in its discretion (a) may, in accordance with applicable Securities Laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under any applicable Securities Law, (b) may approach and negotiate with a single possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof.  In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under applicable Securities Laws at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and all applicable Securities Laws.

8.5            Registration.  Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in Section 8.4, the Agent may, in its discretion, elect to register any or all of the Pledged Collateral under applicable Securities Laws.  Pledgor, however, recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to Pledgor than if such sale were a public sale and agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner because such price or terms are less favorable than may have been obtained in a public sale.  The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under applicable Securities Laws, even if Pledgor would agree to do so.

8.6            Waiver of Certain Rights.  Pledgor agrees that upon the occurrence and continuance of any Event of Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Pledgor agrees that it will not interfere with any right, power or remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies.  No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

8.7            Specific Performance.  Pledgor further agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach, and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9.               Power of Attorney; Proxy.

9.1            Upon the occurrence and continuance of an Event of Default and following ten (10) days prior written notice from Agent to Pledgor, and further only for so long as such Event of Default exists, Pledgor irrevocably (but subject to the foregoing automatic revocation) designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as its true and lawful attorney (and agent‑in‑fact) and the Agent, or its agent may, without further notice to Pledgor, and at such time or times thereafter as the Agent or said agent, in its discretion, may determine, in the name of the Pledgor or the Agent: (a) transfer the Pledged Collateral on the books of the Issuers thereof, with full power of substitution in the premises; and (b) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Agent's possession to the extent they constitute Pledged Collateral.

9.2            Provided that at least ten (10) days prior written notice has been given, upon the occurrence and continuance of an Event of Default, the Agent, or its nominee, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Pledged Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Agent, in its sole discretion, shall determine.  THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE, except it shall automatically revoke upon the curing of the Event of Default.  The exercise by the Agent of any of its rights and remedies under this Section shall not be deemed a disposition of the Pledged Collateral, in whole or in part, under Article 9 of the UCC nor an acceptance by the Agent of any of the Pledged Collateral in satisfaction of any of the Obligations.

10.            Waiver.  No delay on the Agent's part in exercising any power of sale, Lien, option or other right hereunder for the benefit of the Lender, and no notice or demand which may be given to or made upon Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder for the benefit of the Lender, without notice or demand, or prejudice the Agent's rights as against Pledgor in any respect.

11.            Assignment.  The Agent may assign, endorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

12.            Termination.  This Agreement shall terminate and be of no further force or effect at such time as the Obligations shall be paid and performed in full and the Lender's commitment to lend under the Loan Agreement shall have been terminated.  Upon such termination of this Agreement, the Agent shall deliver to Pledgor the Pledged Collateral at the time subject to this Agreement and then in the Agent's possession or control and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.  At the request of Pledgor and at Pledgor's sole expense, Agent shall execute and deliver to Pledgor any other documents that Pledgor shall reasonably request to evidence such termination.

13.            Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Issuer for liquidation or reorganization, should any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Issuer's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14.            Miscellaneous.  This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent and its successors and assigns, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed by the Agent and Pledgor.

15.            Severability.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

16.            Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in accordance with the terms of Section 17(a) of the Loan Agreement.  Notices to Pledgor will be sent to the address as set forth under the signature block to this Agreement.

17.            Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

18.            Counterparts.  This Agreement may be executed in separate counterparts, all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile or e-mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or e-mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

19.            Governing Law; Submission to Jurisdiction; Service; Etc.  This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict of law provisions and principles) of the State of New York.  The parties hereto hereby consent to the non-exclusive jurisdiction of any United States Federal Court sitting in or with direct or indirect jurisdiction over the Southern District of New York or any New York state court located in New York County in any action, suit or other proceeding arising out of or relating to this Agreement or any of the other Loan Documents, and the parties irrevocably agree that all claims and demands in respect of any such action, suit or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such action, suit or proceeding brought in any such court or that such court is an inconvenient forum.  The parties each waive personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the relevant party at its address for notices pursuant to this Agreement, and service so made shall be deemed to be completed as of the date of delivery as evidenced by the return receipt or by the returned envelope marked "Refused".  Nothing herein shall limit the right of the Agent to bring proceedings against Pledgor or any of its Affiliates in the courts of any other jurisdiction.  Nothing in this Agreement shall be deemed or operate to affect the right of the Agent to serve legal process in any other manner permitted by law or to preclude the enforcement by the Agent of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

20.            Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR AND AGENT HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR EITHER PARTY'S ACTIONS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.  EACH OF THE PLEDGOR AND AGENT ACKNOWLEDGE THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

PLEDGOR:

RICEBRAN TECHNOLOGIES

By:	/s/ W. John Short
W. John Short, CEO and President

Address:
6720 N. Scottsdale Rd.
Suite 390
Scottsdale, AZ 85253

[Signature Page to Pledge Agreement]

Agreed to and accepted this 12th day of May, 2015.

FULL CIRCLE CAPITAL CORPORATION

By:	/s/ Gregg Felton
Name: Gregg Felton
Title: President and Chief Executive Officer

 [Signature Page to Pledge Agreement]

EXHIBIT A
to the Pledge Agreement

Attached to and forming a part of that certain Pledge Agreement dated as of May 12, 2015 executed and delivered by Pledgor to the Agent.

Pledgor	Issuer	Class of Equity	Certificate Number(s)	Number or percentage of ownership	Number of Units/Shares Issued & Outstanding
RiceBran Technologies	NutraCea, LLC	Membership Interests	N/A	100%	N/A
RiceBran Technologies	Nutra SA, LLC	Membership Interests	N/A	49% of the units owned by Pledgor	N/A
RiceBran Technologies	Healthy Natural, Inc.	Common Stock	8	100%	100,000
RiceBran Technologies	Rice Science, LLC	Membership Interests	N/A	100%	N/A
RiceBran Technologies	Rice Rx, LLC	Membership Interests	N/A	100%	N/A
RiceBran Technologies	The RiceX Company	Common Stock	1	100%	100

EXHIBIT B
to the Pledge Agreement

PLEDGE AMENDMENT

This Pledge Amendment, dated ________________, is delivered pursuant to Section 6.5 of the Pledge Agreement referred to below.  The undersigned hereby (a) pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Agent on behalf of the Lender a security interest in the Equity Interests set forth below (the "Additional Securities") and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Securities, all on the terms and conditions set forth in that certain Pledge Agreement, dated as of April [___], 2015 (the "Pledge Agreement"), executed and delivered by the undersigned, as Pledgor, to the Agent, which terms and conditions are hereby incorporated herein by reference; (b) agrees that this Pledge Amendment may be attached to the Pledge Agreement; and (c) agrees that the Additional Securities listed on this Pledge Amendment shall be deemed to be a part of the Pledged Securities under the Pledge Agreement, shall become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations referred to in the Pledge Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Pledge Agreement.
RICEBRAN TECHNOLOGIES,
a California corporation

By:
Name:
Title:

Pledgor	Issuer	Class of Equity	Certificate Number(s)	Number or percentage of ownership	Number of Units/Shares Issued & Outstanding